UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 28, 2011

                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

             Colorado                     None                 20-2835920
-----------------------------      -----------------      --------------------
 (State or other jurisdiction     (Commission File No.)      (IRS Employer
     of incorporation)                                      Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                    ----------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     In accordance with NYSE Amex listing rules, Synergy Resources Corporation (the "Company"), hereby provides the following independence determinations, which have been made for the individuals serving on the Company's Board of
Directors:


                               Independence           Audit       Compensation
      Director Name            Determination        Committee       Committee
--------------------------------------------------------------------------------

  Edward A. Holloway          Not independent

  William E. Scaff, Jr.       Not independent

  George L. Seward            Not independent

  Rick A. Wilber              Independent                                X

  Raymond E. McElhaney        Independent                X               X

  Bill M. Conrad              Independent                X               X

  R.W. "Bud" Noffsinger, III  Independent                X               X

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2011
                                      SYNERGY RESOURCES CORPORATION


                                      By: /s/ Ed Holloway
                                          ------------------------------------
                                          Ed Holloway, President